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                                                                    EXHIBIT 10.4



                                   TERM NOTE




$3,000,000                                                  December 19, 1996


          FOR VALUE RECEIVED, ENVIRONMENTAL SAFEGUARDS, INC., a Nevada
corporation (the "Borrower")   HEREBY PROMISES TO PAY to the order of
CASUARINA, LTD. ("Lender") on or before the Maturity Date the principal amount of Three Million Dollars ($3,000,000) or such lesser amount of unrepaid Term Loan under the Credit Agreement (as defined below) as is outstanding on the Maturity Date. The principal amount hereof shall be repaid by the Borrower in accordance with the Credit Agreement.

          The Borrower promises to pay interest on the unpaid principal amount hereof in full, at a rate, and on such occasions, as provided in the Credit Agreement.

          Both principal and interest are payable in lawful money of the United States of America to Lender at 8 East Third Street, Tulsa, Oklahoma 74103 (or at such other location as Lender may designate) in same day funds. Each principal payment or prepayment and the resulting principal balance hereof shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is a part of this Note.

          This Note is the Term Note referred to in and is entitled to the benefits of the Credit Agreement dated as of December 19, 1996 (the "Credit Agreement"), among the Borrower and Lender, which Credit Agreement, among other things, contains provisions for acceleration of the maturities hereof upon the happening of certain stated events. Terms used herein which are defined in the Credit Agreement shall have the meanings specified in the Credit Agreement.


          THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OKLAHOMA.

                                         ENVIRONMENTAL SAFEGUARDS, INC.


                                         By:  /s/ JAMES S. PERCELL
                                             --------------------------
                                             Name:  Mr. James Percell
                                             Title: Chairman
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                                   TERM NOTE




                                      Principal
                                       Payment                 Unpaid Principal
Date                                or Prepayment                   Balance
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